THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY
(A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, OR (C) IF REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A STOCK PURCHASE AGREEMENT (THE "STOCK PURCHASE AGREEMENT"), DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER AND SPECIFY MANDATORY REDEMPTION OBLIGATIONS OF THE COMPANY.


                          CYBER PUBLIC RELATIONS, INC.
                   A WARRANT FOR THE PURCHASE OF COMMON STOCK


1,500,000 Shares                                    Rancho Cucamonga, California

     THIS IS TO CERTIFY that pursuant to that certain Stock Purchase Agreement of even date herewith executed by the parries hereto (the "Stock Purchase Agreement"), for value received, BARRON PARTNERS LP (the "Holder") is entitled at any time from the date hereof, but prior to 5:00 p.m., Rancho Cucamonga, California time on January __, 2009, or 18 months after the effectiveness of a Registration Statement (hereinafter defined) subsequent to the issuance hereof, whichever is longer, subject to and upon the terms and conditions contained herein, to purchase up to 1,500,000 fully paid and non-assessable shares of the common stock, par value $0.001 per share (the "Common Stock") of CYBER PUBLIC RELATIONS, INC., a Florida corporation (the "Company"), at a purchase price of $1.00 per share of the Common Stock (the "Exercise Price") such number of the shares and the Exercise Price being subject to adjustment as provided herein.

     This A Warrant shall be void and of no effect and all rights hereunder shall cease at 5:00 p.m., Rancho Cucamonga, California time on January __, 2009, or 18 months after the effectiveness of a Registration Statement subsequent to the issuance hereof, whichever is longer, except to the extent theretofore exercised; provided that in the case of the earlier dissolution of the Company, this A Warrant shall become void on the date fixed for such dissolution. As used herein, "Registration Statement" means a registration statement filed by the Company on Form S-l, SB-2, or S-3, or some other similar form pursuant to the Securities Act of 1933, as amended (the "1933 Act") to register the resale of the shares of th Common Stock upon the exercise of this A Warrant

     1.   Registration  of  this  A  Warrant.  The Company shall register this A
          ----------------------------------
Warrant upon records to be maintained by the Company for that purpose (the "A Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this A Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

     2.   Investment  Representation.  The  Holder  by  accepting this A Warrant
          --------------------------
represents that the Holder is acquiring this A Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Holder will not sell or otherwise dispose of this A Warrant or the underlying Common Stock in violation of applicable securities laws. The Holder acknowledges that the certificates representing any shares of the Common Stock will bear a legend indicating that they have not been registered under the 1933 Act and may not be sold by the Holder except pursuant to an effective Registration Statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws.

     3.   Validity  of  A  Warrant and Issuance of the Common Stock. The Company
          ---------------------------------------------------------
represents and warrants that this A Warrant has been duly authorized and validly issued and warrants and agrees that the Common Stock that may be issued upon the exercise of the rights represented by this A Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this A Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of the Common Stock to provide for the exercise of the rights represented by this A Warrant.

     4.   Registration of Transfers and Exchange of this A Warrant.
          --------------------------------------------------------

          (a) Subject to compliance with the legend set forth on the face of this A Warrant, the Company shall register the transfer of any portion of this A Warrant in the A Warrant Register, upon surrender of this A Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Paragraph 9 hereof. Upon any such registration or transfer, a new warrant to purchase the Common Stock, in substantially the form of this A Warrant (any such new warrant, a "New A Warrant"), evidencing the portion of this A Warrant so transferred shall be issued to the transferee and a New A Warrant evidencing the remaining portion of this A Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New A Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of the Holder.

          (b) This A Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Paragraph 9 for one or more New A Warrants, evidencing in the aggregate the right to purchase the number of shares of the Common Stock which may then be purchased hereunder. Any such New A Warrant will be dated the date of such exchange.

     5.   Exercise of this A Warrant.
          --------------------------

          (a) Upon surrender of this A Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Paragraph 9 hereof, and upon payment and delivery of the Exercise Price multiplied by the number of shares of the Common Stock that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly hut in no event later than five business days after the Date of Exercise (as defined herein) issue or cause to be issued and delivered to or upon the written order of the Holder and in such name or names as the Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this A Warrant), a certificate for the shares of the Common Stock issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Holder to receive the shares of the Common Stock shall be deemed to have become holder of record of the Common Stock as of the Date of Exercise of this A Warrant.

          (b) "Date of Exercise" means the date on which the Company shall have received (i) this A Warrant (or any New A Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New A Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of shares of the Common Stock so indicated by the Holder to be purchased.

          (c) This A Warrant shall be exercisable at any time and from time to time for such number of shares of the Common Stock as is indicated in the attached Form of Election to Purchase. If less than all of the shares of the Common Stock which may be purchased under this A Warrant are purchased at any time, the Company shall issue or cause to be issued, at its expense, a New A Warrant evidencing the right to purchase the remaining number of shares of the Common Stock for which no exercise has been evidenced by this A Warrant.

          (d) Notwithstanding anything contained herein to the contrary, the holder of this A Warrant may, at its election exercised in its sole discretion, exercise this A Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of the Common Stock determined according to the following formula (a "Cashless Exercise"):

                         Net Number = (A x B) - (A x C)
                                      -----------------
                                              B

          For  purposes  of  the  foregoing  formula:

               A = the total number shares with respect to which this A Warrant is then being exercised.

               B = the last reported sale price (as reported by Bloomberg) of the Common Stock on the date immediately preceding the date of the notice of exercise of this A Warrant.

               C = the Exercise Price then in effect at the time of such exercise.

     Provided, however, notwithstanding anything herein contained to the contrary, the Holder may not affect a Cashless Exercise of this A Warrant until after July __, 2004, and thereafter so long as there is an effective Registration Statement with respect to the shares of the Common Stock.

     6.   Adjustment  of  Exercise Price and Number of Shares. The shares of the
          ---------------------------------------------------
Common Stock or other securities at the time issuable upon exercise of this A Warrant and the Exercise Price therefor, are subject to adjustment upon the occurrence of the following events:

          (a)  Adjustment  of the Exercise Price due to EBIT. The Exercise Price
               ---------------------------------------------
will be adjusted on a sliding scale if the earnings before interest and taxes ("EBIT") of the Company, not including any non recurring gains or losses, is less than $3,000,000 for the fiscal year of the Company ending September 30,
2004 (the "Adjustment Date") as hereinafter described. If the EBIT of the Company is $2,000,000 or less as of the Adjustment Date, then the Exercise Price will be $0.25 per share of the Common Stock. If the EBIT of the Company is less than $3,000,000 but more than $2,000,000 as of the Adjustment Date, then the Exercise Price will equal $1.00 - [$.75 x ($3,000,000-E)/$ 1,000,000], where E is the actual EBIT as of Adjustment Date. For example, if EBIT is $2,500,000, the Exercise Price will be $1.00 - [S.75 x ($3,000,000-$2,500,000)/$l,000,000], or $0.63. In no event will the Exercise Price be less than $0.25 per share of the Common Stock.

          (b)  Adjustment  for Stock Splits, Stock Dividends, Recapitalizations,
               -----------------------------------------------------------------
Etc. The Exercise Price of this A Warrant and the number of shares of the Common
---
Stock or other securities at the time issuable upon the exercise of this A Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of the Common Stock or other securities of the Company.

          (c)  Adjustment  for  Reorganization,  Consolidation,  Merger, Etc. In
             ---------------------------------------------------------------
case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being referred to as a "Reorganization"), then, in each case, the Holder, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of the Common Stock or other securities of the Company at any time issuable upon the exercise of this A Warrant prior to the Effective Date, the shares of the Common Stock and other securities of the Company and property (including cash) to which the Holder would have been entitled upon the Effective Date if the Holder had exercised this A Warrant immediately prior thereto (all subject to further adjustment as provided in this A Warrant).

          (d)  Certificate  as  to  Adjustments.  In  case  of any adjustment or
               --------------------------------
readjustment in the price or kind of securities issuable on the exercise of this A Warrant, the Company will promptly give written notice thereof to the Holder in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

     7.   Fractional Shares. The Company shall not be required to issue or cause
          -----------------
to be issued fractional shares of the Common Stock on the exercise of this A Warrant. The number of full shares of the Common Stock that shall be issuable upon the exercise of this A Warrant shall be computed on the basis of the aggregate number of shares of the Common Stock purchasable on exercise of this A Warrant so presented. If any fraction of shares of the for the provisions of this Paragraph 8, be issuable on the exercise of this A Warrant, the Company shall, at its option, (a) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (b) round the number of shares of the Common Stock issuable, up to the next whole number.

     8.   Notice.  All  notices  and  other communications hereunder shall be in
          ------
writing and shall be deemed to have been given (a) on the date they are delivered if delivered in person; (b) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (c) on the date delivered by an overnight courier service; or (d) on the third business day it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid, if to the Company addressed to Mr. Steven D. Rosenthal at 8513 Rochester Avenue, Rancho Cucamonga, California 91730, with a copy to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, and if to the Holder addressed to Mr. Andrew Barron Worden 730 Fifth Avenue, 9th Floor, New York, New York 10019. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     9.   Miscellaneous.
          -------------

          (a) This A Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This A Warrant may be amended only in writing and signed by the Company and the Holder.

          (b) Nothing in this A Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause of action under this A Warrant. This A Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

          (c) This A Warrant shall be governed by and construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Central District of California, as well as of the Superior Courts of the State of California in Riverside County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

          (d) The headings herein are for convenience only, do not constitute a part of this A Warrant and shall not be deemed to limit or affect any of the provisions hereof.

          (e) In case any one or more of the provisions of this A Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this A Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this A Warrant.

          (f) The Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this A Warrant.

          (g) In the event of any conflict between the terms of this A Warrant or the Stock Purchase Agreement, the terms of the Stock Purchase Agreement shall control.

     IN WITNESS WHEREOF, the Company has caused this A Warrant to be duly executed by the officer as of the date first above stated.

                                  CYBER PUBLIC RELATIONS, INC.

                                  By  /s/  Steven D. Rosenthal
                                    --------------------------------------------
                                    Steven D. Rosenthal, Chief Executive Officer

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY
(A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, OR (C) IF REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A STOCK PURCHASE AGREEMENT (THE "STOCK PURCHASE AGREEMENT"), DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER AND SPECIFY MANDATORY REDEMPTION OBLIGATIONS OF THE COMPANY.

                          CYBER PUBLIC RELATIONS, INC.
                   B WARRANT FOR THE PURCHASE OF COMMON STOCK


1,650,000 Shares                                    Rancho Cucamonga, California


     THIS IS TO CERTIFY that pursuant to that certain Stock Purchase Agreement of even date herewith executed by the parties hereto (the "Stock Purchase Agreement"), for value received, BARRON PARTNERS LP (the "Holder") is entitled at any time from the date hereof, but prior to 5:00 p.m., Rancho Cucamonga, California time on January __, 2009, or 18 months after the effectiveness of a Registration Statement (hereinafter defined) subsequent to the issuance hereof, whichever is longer, subject to and upon the terms and conditions contained herein, to purchase up to 1,650,000 fully paid and non-assessable shares of the common stock, par value $0.001 per share (the "Common Stock") of CYBER PUBLIC RELATIONS, INC., a Florida corporation (the "Company"), at a purchase price of $1.00 per share of the Common Stock (the "Exercise Price") such number of the shares and the Exercise Price being subject to adjustment as provided herein.

     This B Warrant shall be void and of no effect and all rights hereunder shall cease at 5:00 p.m., Rancho Cucamonga, California time on January __, 2009, or 18 months after the effectiveness of a Registration Statement subsequent to the issuance hereof, whichever is longer, except to the extent theretofore exercised; provided that in the case of the earlier dissolution of the Company, this B Warrant shall become void on the date fixed for such dissolution. As used herein, "Registration Statement" means a registration statement filed by the Company on Form S-l, SB-2, or S-3, or some other similar form pursuant to the Securities Act of 1933, as amended (the "1933 Act") to register the resale of the shares of the Common Stock upon the exercise of this B Warrant.

     1.   Registration  of  this  B  Warrant.  The Company shall register this B
          ----------------------------------
Warrant upon records to be maintained by the Company for that purpose (the "B Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this B Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

     2.   Investment  Representation.  The  Holder  by  accepting this B Warrant
          --------------------------
represents that the Holder is acquiring this B Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Holder will not sell or otherwise dispose of this B Warrant or the underlying Common Stock in violation of applicable securities laws. The Holder acknowledges that the certificates representing any shares of the Common Stock will bear a legend indicating that they have not been registered under the 1933 Act and may not be sold by the Holder except pursuant to an effective Registration Statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws.

     3.   Validity  of  B  Warrant and Issuance of the Common Stock. The Company
          ---------------------------------------------------------
represents and warrants that this B Warrant has been duly authorized and validly issued and warrants and agrees that the Common Stock that may be issued upon the exercise of the rights represented by this B Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this B Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of the Common Stock to provide for the exercise of the rights represented by this B Warrant.

     4.   Registration of Transfers and Exchange of this B Warrant.
          --------------------------------------------------------

          (a) Subject to compliance with the legend set forth on the face of this B Warrant, the Company shall register the transfer of any portion of this B Warrant in the B Warrant Register, upon surrender of this B Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Paragraph 9 hereof. Upon any such registration or transfer, a new warrant to purchase the Common Stock, in substantially the form of this B Warrant (any such new warrant, a "New B Warrant"), evidencing the portion of this B Warrant so transferred shall be issued to the transferee and a New B Warrant evidencing the remaining portion of this B Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New B Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of the Holder.

          (b) This B Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Paragraph 9 for one or more New B Warrants, evidencing in the aggregate the right to purchase the number of shares of the Common Stock which may then be purchased hereunder. Any such New B Warrant will be dated the date of such exchange.

     5.   Exercise of this B Warrant.
          --------------------------

          (a) Upon surrender of this B Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Paragraph 9 hereof, and upon payment and delivery of the Exercise Price multiplied by the number of shares of the Common Stock that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly but in no event later than five business days after the Date of Exercise (as defined herein) issue or cause to be issued and delivered to or upon the written order of the Holder and in such name or names as the Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this B Warrant), a certificate for the shares of the Common Stock issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Holder to receive the shares of the Common Stock shall be deemed to have become holder of record of the Common Stock as of the Date of Exercise of this B Warrant.

          (b) "Date of Exercise" means the date on which the Company shall have received (i) this B Warrant (or any New B Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New B Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of shares of the Common Stock so indicated by the Holder to be purchased.

          (c) This B Warrant shall be exercisable at any time and from time to time for such number of shares of the Common Stock as is indicated in the attached Form of Election to Purchase. If less than all of the shares of the Common Stock which may be purchased under this B Warrant are purchased at any time, the Company shall issue or cause to be issued, at its expense, a New B Warrant evidencing the right to purchase the remaining number of shares of the Common Stock for which no exercise has been evidenced by this B Warrant.

          (d) Notwithstanding anything contained herein to the contrary, the holder of this B Warrant may, at its election exercised in its sole discretion, exercise this B Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of the Common Stock determined according to the following formula (a "Cashless Exercise"):

                         Net Number = (A x B) - (A x C)
                                      -----------------
                                              B

          For  purposes  of  the  foregoing  formula:

               A = the total number shares with respect to which this A Warrant is then being exercised.

               B = the last reported sale price (as reported by Bloomberg) of the Common Stock on the date immediately preceding the date of the notice of exercise of this A Warrant.

               C = the Exercise Price then in effect at the time of such exercise.

     Provided, however, notwithstanding anything herein contained to the contrary, the Holder may not affect a Cashless Exercise of this B Warrant until after July __, 2004, and thereafter so long as there is an effective Registration Statement with respect to the shares of the Common Stock.

     6.   Call  by  the  Company.  In  the  event  that the closing price of the
          ----------------------
Common Stock as listed on a nationally public securities market is $1.75 or more for a period of 20 consecutive trading days and the Registration Statement for the Common Stock is effective for such 20 consecutive trading days, the Company may call this B Warrant upon 30 days notice and pay to the Holder the sum of $0.001 per share of the Common Stock covered by this B Warrant, for all such shares not purchased under the exercise provisions at the expiration of the 30 days notice period.

     7.   Adjustment  of  Exercise Price and Number of Shares. The shares of the
          ---------------------------------------------------
Common Stock or other securities at the time issuable upon exercise of this B Warrant and the Exercise Price therefor, are subject to adjustment upon the occurrence of the following events:

          (a)  Adjustment  of the Exercise Price due to EBIT. The Exercise Price
               ---------------------------------------------
will be adjusted on a sliding scale if the earnings before interest and taxes ("EBIT") of the Company, not including any non recurring gains or losses, is less than $3,000,000 for the fiscal year of the Company ending September 30,
2004 (the "Adjustment Date") as hereinafter described. If the EBIT of the Company is $2,000,000 or less as of the Adjustment Date, then the Exercise Price will be $0.25 per share of the Common Stock. If the EBIT of the Company is less than $3,000,000 but more than $2,000,000 as of the Adjustment Date, then the Exercise Price will equal $l.00 - [$.75 x ($3,000,000-E)/$l,000,000], where
E is the actual EBIT as of Adjustment Date. For example, if EBIT is $2,500,000, the Exercise Price will be $1.00 - [$.75 x ($3,000,000-$2,500,000)/$1,000,000], or $0.63. In no event will the Exercise Price be less than $0.25 per share of the Common Stock.

          (b)  Adjustment  for Stock Splits, Stock Dividends, Recapitalizations,
               -----------------------------------------------------------------
Etc. The Exercise Price of this B Warrant and the number of shares of the Common
---
Stock or other securities at the time issuable upon the exercise of this B Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of the Common Stock or other securities of the Company.

          (c)  Adjustment  for  Reorganization,  Consolidation,  Merger, Etc. In
               -------------------------------------------------------------
case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being referred to as a "Reorganization"), then, in each case, the Holder, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of the Common Stock or other securities of the Company at any time issuable upon the exercise of this B Warrant prior to the Effective Date, the shares of the Common Stock and other securities of the Company and property (including cash) to which the Holder would have been entitled upon we Effective Date if the Holder had exercised this B Warrant immediately prior thereto (all subject to further adjustment as provided in this B Warrant).

          (d)  Certificate  as  to  Adjustments.  In  case  of any adjustment or
               --------------------------------
readjustment in the price or kind of securities issuable on the exercise of this B Warrant, the Company will promptly give written notice thereof to the Holder in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which adjustment or readjustment is based.

     8.   Fractional Shares. The Company shall not be required to issue or cause
          -----------------
to be issued fractional shares of the Common Stock on the exercise of this B Warrant. The number of full shares of the Common Stock that shall be issuable upon the exercise of this B Warrant shall be computed on the basis of the aggregate number of shares of the Common Stock purchasable on exercise of this B Warrant so presented. If any fraction of shares of the Common Stock would, except for the provisions of this Paragraph 8, be issuable on the exercise of this B Warrant, the Company shall, at its option, (a) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (b) round the number of shares of the Common Stock issuable, up to the next whole number.

     9.   Notice.  All  notices  and  other communications hereunder shall be in
          ------
writing and shall be deemed to have been given (a) on the date they are delivered if delivered in person; (b) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (c) on the date delivered by an overnight courier service; or (d) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid, if to the Company addressed to Mr. Steven D. Rosenthal at 8513 Rochester Avenue, Rancho Cucamonga, California 91730, with a copy to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, and if to the Holder addressed to Mr. Andrew Barron Worden 730 Fifth Avenue, 9th Floor, New York, New York 10019. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     10.  Miscellaneous.
          -------------

          (a) This B Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This B Warrant may be amended only in writing and signed by the Company and the Holder.

          (b) Nothing in this B Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause of action under this B Warrant. This B Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

          (c) This B Warrant shall be governed by and construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Central District of California, as well as of the Superior Courts of the State of California in Riverside County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

          (d) The headings herein are for convenience only, do not constitute a part of this B Warrant and shall not be deemed to limit or affect any of the provisions hereof.

          (e) In case any one or more of the provisions of this B Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this B Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this B Warrant.

          (f) The Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this B Warrant.

          (g) In the event of any conflict between the terms of this B Warrant or the Stock Purchase Agreement, the terms of the Stock Purchase Agreement shall control.

     IN WITNESS WHEREOF, the Company has caused this B Warrant to be duly executed by the authorized officer as of the date first above stated.

                                   CYBER PUBLIC RELATIONS, INC.


                                By /s/ Steven D. Rosenthal
                                   ---------------------------------------------
                                   Steven D. Rosenthal, Chief Executive Officer

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY
(A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, OR (C) IF REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A STOCK PURCHASE AGREEMENT (THE "STOCK PURCHASE AGREEMENT"), DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER AND SPECIFY MANDATORY REDEMPTION OBLIGATIONS OF THE COMPANY.

                          CYBER PUBLIC RELATIONS, INC.
                   C WARRANT FOR THE PURCHASE OF COMMON STOCK


2,000,000 Shares                                    Rancho Cucamonga, California


     THIS IS TO CERTIFY that pursuant to that certain Stock Purchase Agreement of even date herewith executed by the parties hereto (the "Stock Purchase Agreement"), for value received, BARRON PARTNERS LP (the "Holder") is entitled at any time from the date hereof, but prior to 5:00 p.m., Rancho Cucamonga, California time on January __, 2009, or 18 months after the effectiveness of a Registration Statement (hereinafter defined) subsequent to the issuance hereof, whichever is longer, subject to and upon the terms and conditions contained herein, to purchase up to 2,000,000 fully paid and non-assessable shares of the common stock, par value $0.001 per share (the "Common Stock") of CYBER PUBLIC RELATIONS, INC., a Florida corporation (the "Company"), at a purchase price of $2.00 per share of the Common Stock (the "Exercise Price") such number of the shares and the Exercise Price being subject to adjustment as provided herein.

     This C Warrant shall be void and of no effect and all rights hereunder shall cease at 5:00 p.m., Rancho Cucamonga, California time on January __, 2009, or 18 months after the effectiveness of a Registration Statement subsequent to the issuance hereof, whichever is longer, except to the extent theretofore exercised; provided that in the case of the earlier dissolution of the Company, this C Warrant shall become void on the date fixed for such dissolution. As used herein, "Registration Statement'' means a registration statement filed by the Company on Form S-l, SB-2, or S-3, or some other similar form pursuant to the Securities Act of 1933, as amended (the "1933 Act") to register the resale of the shares of the Common Stock upon the exercise of this C Warrant.

     1.   Registration  of  this  C  Warrant.  The Company shall register this C
          ----------------------------------
Warrant upon records to be maintained by the Company for that purpose (the "C Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this C Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary,

     2.   Investment  Representation.  The  Holder  by  accepting this C Warrant
          --------------------------
represents that the Holder is acquiring this C Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Holder will not sell or otherwise dispose of this C Warrant or the underlying Common Stock in violation of applicable securities laws. The Holder acknowledges that the certificates representing any shares of the Common Stock will bear a legend indicating that they have not been registered under the 1933 Act and may not be sold by the Holder except pursuant to an effective Registration Statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws.

     3.   Validity  of  C  Warrant and Issuance of the Common Stock. The Company
          ---------------------------------------------------------
represents and warrants that this C Warrant has been duly authorized and validly issued and warrants and agrees that the Common Stock that may be issued upon the exercise of the rights represented by this C Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this C Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of the Common Stock to provide for the exercise of the rights represented by this C Warrant.

     4.   Registration of Transfers and Exchange of this C Warrant.
          --------------------------------------------------------

          (a) Subject to compliance with the legend set forth on the face of this C Warrant, the Company shall register the transfer of any portion of this C Warrant in the C Warrant Register, upon surrender of this C Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Paragraph 9 hereof. Upon any such registration or transfer, a new warrant to purchase the Common Stock, in substantially the form of this C Warrant (any such new warrant, a "New C Warrant"), evidencing the portion of this C Warrant so transferred shall be issued to the transferee and a New C Warrant evidencing the remaining portion of this C Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New C Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of the Holder.

          (b) This C Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Paragraph 9 for one or more New C Warrants, evidencing in the aggregate the right in purchase the number of shares of the Common Stock which may then be purchased hereunder. Any such New C Warrant will be dated the date of such exchange.

     5.   Exercise of this C Warrant.
          --------------------------

          (a) Upon surrender of this C Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Paragraph 9 hereof, and upon payment and delivery of the Exercise Price multiplied by the number of shares of the Common Stock that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly but in no event later than five business days after the Date of Exercise (as defined herein) issue or cause to be issued and delivered to or upon the written order of the Holder and in such name or names as the Holder may designate (subject to the restrictions on transfer described in the legend sat forth on the face of this C Warrant), a certificate for the shares of the Common Stock issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Holder to receive the shares of the Common Stock shall be deemed to have become holder of record of the Common Stock as of the Date of Exercise of this C Warrant.

          (b) "Date of Exercise" means the date on which the Company shall have received (i) this C Warrant (or any New C Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New C Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of shares of the Common Stock so indicated by the Holder to be purchased.

          (c) This C Warrant shall be exercisable at any time and from time to time for such number of shares of the Common Stock as is indicated in the attached Form of Election to Purchase. If less than all of the shares of the Common Stock which may be purchased under this C Warrant are purchased at any time, the Company shall issue or cause to be issued, at its expense, a New C Warrant evidencing the right to purchase the remaining number of shares of the Common Stock for which no exercise has been evidenced by this C Warrant.

          (d) Notwithstanding anything contained herein to the contrary, the holder of this C Warrant may, at its election exercised in its sole discretion, exercise this C Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of the Common Stock determined according to the following formula (a "Cashless Exercise"):

                         Net Number = (A x B) - (A x C)
                                      -----------------
                                              B

          For  purposes  of  the  foregoing  formula:

               A = the total number shares with respect to which this A Warrant is then being exercised.

               B = the last reported sale price (as reported by Bloomberg) of the Common Stock on the date immediately preceding the date of the notice of exercise of this A Warrant.

               C = the Exercise Price then in effect at the time of such exercise.

     Provided, however, notwithstanding anything herein contained to the contrary, the Holder may not affect a Cashless Exercise of this C Warrant until after January __, 2006, and thereafter so long as there is an effective Registration Statement with respect to the shares of the Common Stock.

     6.   Call  by  the  Company.  In  the  event  that the closing price of the
          ----------------------
Common Stock as listed on a nationally public securities market is $2.75 or more for a period of 20 consecutive trading days and the Registration Statement for the Common Stock is effective for such 20 consecutive trading days, the Company may call this C Warrant upon 30 days notice and pay to the Holder the sum of $0.001 per share of the Common Stock covered by this C Warrant, for all such shares not purchased under the exercise provisions at the expiration of the 30 days notice period.

     7.   Adjustment  of  Exercise Price and Number of Shares. The shares of the
          ---------------------------------------------------
Common Stock or other securities at the time issuable upon exercise of this C Warrant and the Exercise Price therefor, are subject to adjustment upon the occurrence of the following events:

          (a)  Adjustment  for Stock Splits, Stock Dividends, Recapitalizations,
               -----------------------------------------------------------------
Etc. The Exercise Price of this C Warrant and the number of shares of the Common
---
Stock or other securities at the time issuable upon the exercise of this C Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of the Common Stock or other securities of the Company.

          (b)  Adjustment  for  Reorganization,  Consolidation,  Merger, Etc. In
               -------------------------------------------------------------
case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being referred to as a "Reorganization"), then, in each case, the Holder, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of the Common Stock or other securities of the Company at any time issuable upon the exercise of this C Warrant prior to the Effective Date, the shares of the Common Stock and other securities of the Company and property (including cash) to which the Holder would have been entitled upon the Effective Date if the Holder had exercised this C Warrant immediately prior thereto (all subject to further adjustment as provided in this C Warrant).

          (c)  Certificate  as  to  Adjustments.  In  case  of any adjustment or
               --------------------------------
readjustment in the price or kind of securities issuable on the exercise of this C Warrant, the Company will promptly give written notice thereof to the Holder in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

     8.   Fractional  Shares.  The  Company  shall  not  be required to issue or
          ------------------
cause to be issued fractional shares of the Common Stock on the exercise of this C Warrant. The number of full shares of the Common Stock that shall be issuable upon the exercise of this C Warrant shall be computed on the basis of the aggregate number of shares of the Common Stock purchasable on exercise of this C Warrant so presented. If any fraction of shares of the Common Stock would, except for the provisions of this Paragraph 8, be issuable on the exercise of this C Warrant, the Company shall, at its option, (a) pay an amount in cash equal to the Exercise Price multiplied by such fraction or(b) round the number of shares of the Common Stock issuable, up to the next whole number.

     9.   Notice.  All  notices  and  other communications hereunder shall be in
          ------
writing and shall be deemed to have been given (a) on the date they are delivered if delivered if delivered in person; (b) on the date received if delivered by facsimile transmission followed by registered or certified mail confirmation; (c) on the date delivered by an overnight courier service; or (d) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid, if to the Company addressed to Mr. Steven D. Rosenthal at 8513 Rochester Avenue, Rancho Cucamonga, California 91730, with a copy to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, and if to the Holder addressed to Mr. Andrew Barron Worden 730 Fifth Avenue, 9th Floor, New York, New York 10019. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     10.  Miscellaneous.
          -------------

          (a) This C Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This C Warrant may be amended only in writing and signed by the Company and the Holder.

          (b) Nothing in this C Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause of action under this C Warrant. This C Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

          (c) This C Warrant shall be governed by and construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Central District of California, as well as of the Superior Courts of the State of California in Riverside County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

          (d) The headings herein are for convenience only, do not constitute a part of this C Warrant and shall not be deemed to limit or affect any of the provisions hereof.

          (e) In case any one or more of the provisions of this C Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this C Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this C Warrant.

          (f) The Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this C Warrant.

          (g) In the event of any conflict between the terms of this C Warrant or the Stock Purchase Agreement, the terms of the Stock Purchase Agreement shall control.

     IN WITNESS WHEREOF, the Company has caused this C Warrant to be duly executed by the authorized officer as of the date first above stated.

                                  CYBER PUBLIC RELATIONS, INC.

                                  By  /s/  Steven D. Rosenthal
                                    --------------------------------------------
                                    Steven D. Rosenthal, Chief Executive Officer

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing C Warrant)

To: Cyber Public Relations, Inc.

     In accordance with the C Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of the Common Stock (the "Common Stock"), $0.001 par value, of Cyber Public Relations, Inc. and encloses this C Warrant and $_____ for each share of the Common Stock being purchased or an aggregate of $______________in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the C Warrant) together with any applicable taxes payable by the undersigned pursuant to the C Warrant.

     The  undersigned  requests  that  certificates for the shares of the Common
Stock  issuable  upon  this  exercise  be  issued  in  the  name  of:


----------------------------------------

----------------------------------------

----------------------------------------
(Please print name and address)


----------------------------------------
(Please insert Social Security or Tax Identification Number)

     If the number of shares of the Common Stock issuable upon this exercise shall not be all of the shares of the Common Stock which the undersigned is entitled to purchase in accordance with the enclosed C Warrant, the undersigned requests that a New C Warrant (as defined in the C Warrant) evidencing the right to purchase the shares of the Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:


----------------------------------------

----------------------------------------

----------------------------------------
(Please print name and address)


Dated:                             Name of Holder:
      ---------------
                                   (Print)
                                          --------------------------------------
                                   By
                                     -------------------------------------------
                                   Name
                                       -----------------------------------------
                                   Title
                                        ----------------------------------------

                                   Signature must conform in all respects to name of Holder as specified on the face of the C Warrant

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY
(A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, OR (C) IF REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A STOCK PURCHASE AGREEMENT (THE "STOCK PURCHASE AGREEMENT"), DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER AND SPECIFY MANDATORY REDEMPTION OBLIGATIONS OF THE COMPANY.

                          CYBER PUBLIC RELATIONS, INC.
                   D WARRANT FOR THE PURCHASE OF COMMON STOCK


1,000,000 Shares                                    Rancho Cucamonga, California


     THIS IS TO CERTIFY that pursuant to that certain Stock Purchase Agreement of even date herewith executed by the parties hereto (the "Stock Purchase Agreement"), for value received, BARRON PARTNERS LP (the "Holder") is entitled at any time from the date hereof, but prior to 5:00 p.m., Rancho Cucamonga, California time on January __, 2009, or 18 months after the effectiveness of a Registration Statement (hereinafter defined) subsequent to the issuance hereof, whichever is longer, subject to and upon the terms and conditions contained herein, to purchase up to 1,000,000 fully paid and non-assessable shares of the common stock, par value $0.001 per share (the "Common Stock") of CYBER PUBLIC RELATIONS, INC., a Florida corporation (the "Company"), at a purchase price of $4.00 per share of the Common Stock (the "Exercise Price") such number of the shares and the Exercise Price being subject to adjustment as provided herein.

     This D Warrant shall be void and of no effect and all rights hereunder shall cease at 5:00 p.m., Rancho Cucamonga, California time on January __, 2009, or 18 months after the effectiveness of a Registration Statement subsequent to the issuance hereof, whichever is longer, except to the extent theretofore exercised; provided that in the case of the earlier dissolution of the Company, this D Warrant shall become void on the date fixed for such dissolution. As used herein, "Registration Statement" means a registration statement filed by the Company on Form S-l, SB-2, or S-3, or some other similar form pursuant to the Securities Act of 1933, as amended (the "1933 Act") to register the resale of the shares of the Common Stock upon the exercise of this D Warrant.

     1.   Registration  of  this  D  Warrant.  The Company shall register this D
          ----------------------------------
Warrant upon records to be maintained by the Company for that purpose (the "D Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this D Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

     2.   Investment  Representation.  The  Holder  by  accepting this D Warrant
          --------------------------
represents that the Holder is acquiring this D Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Holder will not sell or otherwise dispose of this D Warrant or the underlying Common Stock in violation of applicable securities laws. The Holder acknowledges that the certificates representing any shares of the Common Stock will bear a legend indicating that they have not been registered under the 1933 Act and may not be sold by the Holder except pursuant to an effective Registration Statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws.

     3.   Validity  of  D  Warrant and Issuance of the Common Stock. The Company
          ---------------------------------------------------------
represents and warrants that this D Warrant has been duly authorized and validly issued and warrants and agrees that the Common Stock that may be issued upon the exercise of the rights represented by this D Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this D Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of the Common Stock to provide for the exercise of the rights represented by this D Warrant.

     4.   Registration of Transfers and Exchange of this D Warrant.
          --------------------------------------------------------

          (a) Subject to compliance with the legend set forth on the face of this D Warrant, the Company shall register the transfer of any portion of this D Warrant in the D Warrant Register, upon surrender of this D Warrant with the Form of Assignment attached hereto duly completed and signed to the Company at the office specified in or pursuant to Paragraph 9 hereof. Upon any such registration or transfer, a new warrant to purchase the Common Stock, in substantially the form of this D Warrant (any such new warrant, a "New D Warrant"), evidencing the portion of this D Warrant so transferred shall be issued to the transferee and a New D Warrant evidencing the remaining portion of this D Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New D Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of the Holder.

          (b) This D Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Paragraph 9 for one or more New D Warrants, evidencing in the aggregate the right to purchase the number of shares of the Common Stock which may then be purchased hereunder. Any such New D Warrant will be dated the date of such exchange.

     5.   Exercise of this D Warrant.
          --------------------------

          (a) Upon surrender of this D Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Paragraph 9 hereof, and upon payment and delivery of the Exercise Price multiplied by the number of shares of the Common Stock that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly but in no event later than five business days after the Date of Exercise (as defined herein) issue or cause to be issued and delivered to or upon the written order of the Holder and in such name or names as the Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this D Warrant), a certificate for the shares of the Common Stock issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Holder to receive the shares of the Common Stock shall be deemed to have become holder of record of the Common Stock as of the Date of Exercise of this D Warrant

          (b) "Date of Exercise" means the date on which the Company shall have received (i) this D Warrant (or any New D Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New D Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of shares of the Common Stock so indicated by the Holder to be purchased.

          (c) This D Warrant shall be exercisable at any time and from time to time for such number of shares of the Common Stock as is indicated in the attached Form of Election to Purchase. If less than all of the shares of the Common Stock which may be purchased under this D Warrant are purchased at any time, the Company shall issue or cause to be issued, at its expense, a New D Warrant evidencing the right to purchase the remaining number of shares of the Common Stock for which no exercise has been evidenced by this D Warrant.

          (d) Notwithstanding anything contained herein to the contrary, the holder of this D Warrant may, at its election exercised in its sole discretion, exercise this D Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of the Common Stock determined according to the following formula (a "Cashless Exercise"):

                         Net Number = (A x B) - (A x C )
                                      ------------------
                                              B

          For  purposes  of  the  foregoing  formula:

               A = the total number of shares with respect to which this D Warrant is then being exercised.

               B = the last reported sale price (as reported by Bloomberg) of the Common Stock on the date immediately preceding the date of the notice of exercise of this D Warrant.

               C = the Exercise Price then in effect at the time of such exercise.

     Provided, however, notwithstanding anything herein contained to the contrary, the Holder may not affect a Cashless Exercise of this D Warrant until after January __, 2006, and thereafter so long as there is an effective Registration Statement with respect to the shares of the Common Stock.

     6.   Call  by  the  Company.  In  the  event  that the closing price of the
          ----------------------
Common Stock as listed on a nationally public securities market is $5.50 or more for a period of 20 consecutive trading days and the Registration Statement for the Common Stock is effective for such 20 consecutive trading days, the Company may call this D Warrant upon 30 days notice and pay to the Holder the sum of $0.001 per share of the Common Stock covered by this D Warrant, for all such shares not purchased under the exercise provisions at the expiration of the 30 days notice period.

     7.   Adjustment  of  Exercise Price and Number of Shares. The shares of the
          ---------------------------------------------------
Common Stock or other securities at the time issuable upon exercise of this D Warrant and the Exercise Price therefor, are subject to adjustment upon the occurrence of the following events:

          (a)  Adjustment  for Stock Splits, Stock Dividends, Recapitalizations,
               -----------------------------------------------------------------
Etc. The Exercise Price of this D Warrant and the number of shares of the Common
---
Stock or other securities at the time issuable upon the exercise of this D Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of the Common Stock or other securities of the Company.

          (b)  Adjustment  for  Reorganization,  Consolidation,  Merger, Etc. In
               -------------------------------------------------------------
case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being referred to as a "Reorganization"), then, in each case, the Holder, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of the Common Stock or other securities of the Company at any time issuable upon the exercise of this D Warrant prior to the Effective Date, the shares of the Common Stock and other securities of the Company and property (including cash) to which the Holder would have been entitled upon the Effective Date if the Holder had exercised this D Warrant immediately prior thereto (all subject to further adjustment as provided in this D Warrant).

          (c)  Certificate  as  to  Adjustments.  In  case  of any adjustment or
               --------------------------------
readjustment in the price or kind of securities issuable on the exercise of this D Warrant, the Company will promptly give written notice thereof to the Holder in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

     8.   Fractional  Shares.  The  Company  shall  not  be required to issue or
          ------------------
cause to be issued fractional shares of the Common Stock on the exercise of this D Warrant, The number of full shares of the Common Stock that shall be issuable upon the exercise of this D Warrant shall be computed on the basis of the aggregate number of shares of the Common Stock purchasable on exercise of this D Warrant so presented. If any fraction of shares of the

Common Stock would, except for the provisions of this Paragraph 8, be issuable on the exercise of this D Warrant, the Company shall, at its option, (a) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (b) round the number of shares of the Common Stock issuable, up to the next whole number.

     9.   Notice.  All  notices  and  other communications hereunder shall be in
          ------
writing and shall be deemed to have been given (a) on the date they are delivered if person; (b) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation;
(c) on the date delivered by an overnight courier service; or (d) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid, if to the Company addressed to Mr. Steven D. Rosenthal at 8513 Rochester Avenue, Rancho Cucamonga, California 91730, with a copy to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, and if to the Holder addressed to Mr. Andrew Barron Worden 730 Fifth Avenue, 9th Floor, New York, New York 10019. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     10.  Miscellaneous.
          -------------

          (a) This D Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This D Warrant may be amended only in writing and signed by the Company and the Holder.

          (b) Nothing in this D Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause of action under this D Warrant. This D Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

          (c) This D Warrant shall be governed by and construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Central District of California, as well as of the Superior Courts of the State of California in Riverside County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action, or proceeding brought in such county has been brought in an inconvenient forum.

          (d) The headings herein are for convenience only, do not constitute a part of this D Warrant and shall not be deemed to limit or affect any of the provisions hereof.

          (e) In case any one or more of the provisions of this D Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this D Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this D Warrant.

          (f) The Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this D Warrant.

          (g) In the event of any conflict between the terms of this D Warrant or the Stock Purchase Agreement, the terms of the Stock Purchase Agreement shall control.

     IN WITNESS WHEREOF, the Company has caused this D Warrant to be duly executed by the authorized officer as of the date first above stated.

                                  CYBER PUBLIC RELATIONS, INC.


                                  By  /s/  Steven D. Rosenthal
                                    --------------------------------------------
                                    Steven D. Rosenthal, Chief Executive Officer

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing E Warrant)

To: Cyber Public Relations, Inc.

     In accordance with the E Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase __________ shares of the Common Stock (the "Common Stock"), $0.001 par value, of Cyber Public Relations, Inc. and encloses this E Warrant and $____ for each share of the Common Stock being purchased or an aggregate of $__________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the E Warrant) together with any applicable taxes payable by the undersigned pursuant to the E Warrant.

     The  undersigned  requests  that  certificates for the shares of the Common
Stock  issuable  upon  this  exercise  be  issued  in  the  name  of:


----------------------------------------

----------------------------------------

----------------------------------------
(Please print name and address)


----------------------------------------
(Please insert Social Security or Tax Identification Number)

     If the number of shares of the Common Stock issuable upon this exercise shall not be all of the shares of the Common Stock which the undersigned is entitled to purchase in accordance with the enclosed E Warrant, the undersigned requests that a New E Warrant (as defined in the E Warrant) evidencing the right to purchase the shares of the Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:


----------------------------------------

----------------------------------------

----------------------------------------
(Please print name and address)


Dated:                             Name of Holder:
      ---------------
                                   (Print)
                                          --------------------------------------
                                   By
                                     -------------------------------------------
                                   Name
                                       -----------------------------------------
                                   Title
                                        ----------------------------------------

                                   Signature must conform in all respects to name of Holder as specified on the face of the D Warrant

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY
(A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, OR (C) IF REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A STOCK PURCHASE AGREEMENT (THE "STOCK PURCHASE AGREEMENT"), DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER AND SPECIFY MANDATORY REDEMPTION OBLIGATIONS OF THE COMPANY.


                          CYBER PUBLIC RELATIONS, INC.
                   E WARRANT FOR THE PURCHASE OF COMMON STOCK


1,000,000 Shares                                    Rancho Cucamonga, California


     THIS IS TO CERTIFY that pursuant to that certain Stock Purchase Agreement of even date herewith executed by the parties hereto (the "Stock Purchase Agreement"), for value received, BARRON PARTNERS LP (the "Holder") is entitled at any time from the date hereof, but prior to 5:00 p.m., Rancho Cucamonga, California time on January __, 2009, or 18 months after the effectiveness of a Registration Statement (hereinafter defined) subsequent to the issuance hereof, whichever is longer, subject to and upon the terms and conditions contained herein, to purchase up to 1,000,000 fully paid and non-assessable shares of the common stock, par value S0.001 per share (the "Common Stock") of CYBER PUBLIC RELATIONS, INC., a Florida corporation (the "Company"), at a purchase price of $6.00 per share of the Common Stock (the "Exercise Price")

     such number of the shares and the Exercise Price being subject to adjustment as provided herein.

     This E Warrant shall be void and of no effect and all rights hereunder shall cease at 5:00 p.m., Rancho Cucamonga, California time on January __, 2009, or 18 months after the effectiveness of a Registration Statement subsequent to the issuance hereof, whichever is longer, except to the extent theretofore exercised; provided that in the case of the earlier dissolution of the Company, this E Warrant shall become void on the date fixed for such dissolution. As used herein, "Registration Statement" means a registration statement filed by the Company on Form S-l, SB-2, or S-3, or some other similar form pursuant to the Securities Act of 1933, as amended (the "1933 Act") to register the resale of the shares of the Common Stock upon the exercise of this E Warrant.

     1.   Registration  of  this  E  Warrant.  The Company shall register this E
          ----------------------------------
Warrant upon records to be maintained by the Company for that purpose (the "E Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this E Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

     2.   Investment  Representation.  The  Holder  by  accepting this E Warrant
          --------------------------
represents that the Holder is acquiring this E Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Holder will not sell or otherwise dispose of this E Warrant or the underlying Common Stock in violation of applicable securities laws. The Holder acknowledges that the certificates representing any shares of the Common Stock will bear a legend indicating that they have not been registered under the 1933 Act and may not be sold by the Holder except pursuant to an effective Registration Statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws.

     3.   Validity  of  E  Warrant and Issuance of the Common Stock. The Company
          ---------------------------------------------------------
represents and warrants that this E Warrant has been duly authorized and validly issued and warrants and agrees that the Common Stock that may be issued upon the exercise of the rights represented by this E Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this E Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of the Common Stock to provide for the exercise of the rights represented by this E Warrant.

     4.   Registration of Transfers and Exchange of this E Warrant.
          --------------------------------------------------------

          (a) Subject to compliance with the legend set forth on the face of this E Warrant, the Company shall register the transfer of any portion of this E Warrant in the E Warrant Register, upon surrender of this E Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Paragraph 9 hereof. Upon any such registration or transfer, a new warrant to purchase the Common Stock, in substantially the form of this E Warrant (any such new warrant, a "New E Warrant"), evidencing the portion of this E Warrant so transferred shall be issued to the Transferee and a New E Warrant evidencing the remaining portion of this E Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New E Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of the Holder.

          (b) This E Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Paragraph 9 for one or more New E Warrants, evidencing in the aggregate the right to purchase the number of shares of the Common Stock which may then be purchased hereunder. Any such New E Warrant will be dated the date of such exchange.

     5.   Exercise of this E Warrant.
          --------------------------

          (a) Upon surrender of this E Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Paragraph 9 hereof, and upon payment and delivery of the Exercise Price multiplied by the number of shares of the Common Stock that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly but in no event later than five business days after the Date of Exercise (as defined herein) issue or cause to be issued and delivered to or upon the written order of the Holder and in such name or names as the Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this E Warrant), a certificate for the shares of the Common Stock issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Holder to receive the shares of the Common Stock shall be deemed to have become holder of record of the Common Stock as of the Date of Exercise of this E Warrant.

          (b) "Date of Exercise" means the date on which the Company shall have received (i) this E Warrant (or any New E Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New E Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of shares of the Common Stock so indicated by the Holder to be purchased.

          (c) This E Warrant shall be exercisable at any time and from time to time for such number of shares of the Common Stock as is indicated in the attached Form of Election to Purchase. If less than all of the shares of the Common Stock which may be purchased under this E Warrant are purchased at any time, the Company shall issue or cause to be issued, at its expense, a New E Warrant evidencing the right to purchase the remaining number of shares of the Common Stock for which no exercise has been evidenced by this E Warrant.

          (d) Notwithstanding anything contained herein to the contrary, the holder of this E Warrant may, at its election exercised in its sole discretion, exercise this E Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of the Common Stock determined according to the following formula (a "Cashless Exercise"):

                           Net Number = (A x B) - (A x C)
                                        -----------------
                                                B

          For  purposes  of  the  foregoing  formula:

               A = the total number shares with respect to which this E Warrant is then being exercised.

               B = the last reported sale price (as reported by Bloomberg) of the Common Stock on the date immediately preceding the date of the notice of exercise of this E Warrant.

               C = the Exercise Price then in effect at the time of such exercise.

     Provided, however, notwithstanding anything herein contained to the contrary, the Holder may not affect a Cashless Exercise of this E Warrant until after January __, 2006, and thereafter so long as there is an effective Registration Statement with respect to the shares of the Common Stock.

     6.   Call  by  the  Company.  In  the  event  that the closing price of the
          ----------------------
Common Stock as listed on a nationally public securities market is $8.00 or more for a period of 20 consecutive trading days and the Registration Statement for the Common Stock is effective for such 20 consecutive trading days, the Company may call this E Warrant upon 30 days notice and pay to the Holder the sum of $0.001 per share of the Common Stock covered by this E Warrant, for all such shares not purchased under the exercise provisions at the expiration of the 30 days notice period.

     7.   Adjustment  of  Exercise Price and Number of Shares. The shares of the
          ---------------------------------------------------
Common Stock or other securities at the time issuable upon exercise of this E Warrant and the Exercise Price therefor, are subject to adjustment upon the occurrence of the following events:

          (a)  Adjustment  for Stock Splits, Stock Dividends, Recapitalizations,
               -----------------------------------------------------------------
Etc. The Exercise Price of this E Warrant and the number of shares of the Common
---
Stock or other securities at the time issuable upon the exercise of this E Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of the Common Stock or other securities of the Company.

          (b)  Adjustment  for  Reorganization,  Consolidation,  Merger, Etc. In
               -------------------------------------------------------------
case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being referred to as a "Reorganization"), then, in each case, the Holder, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of the Common Stock or other securities of the Company at any time issuable upon the exercise of this E Warrant prior to the Effective Date, the shares of the Common Stock and other securities of the Company and property (including cash) to which the Holder would have been entitled upon the Effective Date if the Holder had exercised this E Warrant immediately prior thereto (all subject to further adjustment as provided in this E Warrant).

          (c)  Certificate  as  to  Adjustments.  In  case  of any adjustment or
               --------------------------------
readjustment in the price or kind of securities issuable on the exercise of this E Warrant, the Company will promptly give written notice thereof to the Holder in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting form such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

     8.   Fractional  Shares.  The  Company  shall  not  be required to issue or
          ------------------
cause to be issued fractional shares of the Common Stock on the exercise of this E Warrant. The number of full shares of the Common Stock that shall be issuable upon the exercise of this E Warrant shall be computed on the basis of the aggregate number of shares of the Common Stock purchasable on exercise of this E Warrant so presented. If any fraction of shares of the Common Stock would, except for the provisions of this Paragraph 8, be issuable on the exercise of this E Warrant, the Company shall, at its option, (a) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (b) round the number of shares of the Common Stock issuable, up to the next whole number.

     9.   Notice.  All  notices  and  other communications hereunder shall be in
          ------
writing and shall be deemed to have been given (a) on the date they are delivered if delivered in person; (b) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (c) on the date delivered by an overnight courier service; or (d) on the third business day after it is mailed by registered or certified, return receipt requested with postage and other fees prepaid, if to the Company addressed to Mr. Steven D. Rosenthal at 8513 Rochester Avenue, Rancho Cucamonga, California 91730, with a copy to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, and if to the Holder addressed to Mr. Andrew Barron Worden 730 Fifth Avenue, 9th Floor, New York, New York 10019. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     10.  Miscellaneous.
          -------------

          (a) This E Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This E Warrant may be amended only in writing and signed by the Company and the Holder.

          (b) Nothing in this E Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause of action under this E Warrant. This E Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

          (c) This E Warrant shall be governed by and construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Central District of California, as well as of the Superior Courts of the State of California in Riverside County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

          (d) The headings herein are for convenience only, do not constitute a part of this E Warrant and shall not be deemed to limit or affect any of the provisions hereof.

          (e) In case any one or more of the provisions of this E Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this E Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this E Warrant.

          (f) The Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this E Warrant.

          (g) In the event of any conflict between the terms of this E Warrant or the Stock Purchase Agreement, the terms of the Stock Purchase Agreement shall control.

     IN WITNESS WHEREOF, the Company has caused this E Warrant to be duly executed by the authorized officer as of the date first above stated.

                                  CYBER PUBLIC RELATIONS, INC.


                                  By  /s/  Steven D. Rosenthal
                                    --------------------------------------------
                                    Steven D. Rosenthal, Chief Executive Officer

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing E Warrant)

To: Cyber Public Relations, Inc.

     In accordance with the E Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase __________ shares of the Common Stock (the "Common Stock"), $0.001 par value, of Cyber Public Relations, Inc. and encloses this E Warrant and $____ for each share of the Common Stock being purchased or an aggregate of $__________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the E Warrant) together with any applicable taxes payable by the undersigned pursuant to the E Warrant.

     The  undersigned  requests  that  certificates for the shares of the Common
Stock  issuable  upon  this  exercise  be  issued  in  the  name  of:


----------------------------------------

----------------------------------------

----------------------------------------
(Please print name and address)


----------------------------------------
(Please insert Social Security or Tax Identification Number)

     If the number of shares of the Common Stock issuable upon this exercise shall not be all of the shares of the Common Stock which the undersigned is entitled to purchase in accordance with the enclosed E Warrant, the undersigned requests that a New E Warrant (as defined in the E Warrant) evidencing the right to purchase the shares of the Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:


----------------------------------------

----------------------------------------

----------------------------------------
(Please print name and address)


Dated:                             Name of Holder:
      ---------------
                                   (Print)
                                          --------------------------------------
                                   By
                                     -------------------------------------------
                                   Name
                                       -----------------------------------------
                                   Title
                                        ----------------------------------------

                                   Signature must conform in all respects to name of Holder as specified on the face of the E Warrant